Seligman Quality Municipal Fund, Inc.
                                   MANAGED BY

                                      [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017
                                                                    CESQF2 10/96





                                    SELIGMAN
                                ----------------
                                     QUALITY
                                ----------------
                                    MUNICIPAL
                                   FUND, INC.

                                     [PHOTO]

                                     [LOGO]

                                  ANNUAL REPORT
                                OCTOBER 31, 1996

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To the Stockholders

We are pleased to provide you with Seligman Quality Municipal Fund's 1996 Annual Report. Despite a challenging year for municipal market investors, Seligman Quality Municipal Fund posted steady returns, providing consistent monthly income to its Stockholders.

   After reducing the fed funds rate twice in 1995, and again in January 1996, the Federal Reserve Board left interest rates unchanged for the next nine months. The economy's rate of growth, which slowed in the fourth quarter of 1995, bounced back in the second quarter of 1996. It continued to grow at a healthy pace all year with virtually no inflationary repercussions. Reports issued in September and October supported this view, showing continued strength in production, new home sales, wages, and spending.

   With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference Board remained strong.

   In the municipal bond market, interest rates began to decline in the third quarter of 1995, and continued to do so until February 1996. However, as the economy picked up steam late in the first quarter of this year, and continued to grow in the second quarter, municipal market sentiment turned from enthusiasm to concern regarding inflation. For the last seven months, every Fed meeting was under intense scrutiny by market participants. The inability of municipal bond investors to gauge the future direction of interest rates exaggerated their response to each economic report, with municipal bond yields drifting up or down in response to the latest data.

   On September 24, the Fed decided to maintain the current fed funds rate. As a result, long-term municipal bond yields, as measured by the Bond Buyer 20-Bond General Obligation Index, declined slightly and ended the period at 5.70%. The unchanged monetary policy stabilized the municipal bond market by the end of the Fund's fiscal year, October 31.

   Going forward, we foresee continued, albeit moderate, economic growth, and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

   As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.

   A discussion with your Portfolio Manager about your Fund, along with long-term investment results, portfolio holdings, and financial statements, follows this letter.

   We thank you for your continued interest in Seligman Quality Municipal Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,

/s/ William C. Morris
-------------------------
William C. Morris
Chairman
                                                         /s/ Thomas G. Moles
                                                             -------------------
                                                             Thomas G. Moles
                                                                   President

December 2, 1996

                                                                               1
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YOUR PORTFOLIO MANAGER

               THOMAS G. MOLES is a Managing Director of J. & W. Seligman & Co. Incorporated, President and Portfolio Manager of Seligman Select Municipal Fund and Seligman Quality Municipal Fund, and Vice President and Portfolio Manager of the Seligman municipal mutual funds, which include 19 separate portfolios. He is responsible
     PHOTO for more than $1.8 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the firm in 1983.

               WHAT ECONOMIC FACTORS AFFECTED SELIGMAN QUALITY MUNICIPAL FUND OVER THE PAST 12 MONTHS?
               Throughout the fourth quarter of 1995 and into 1996, signs of a slowing economy and benign inflation prompted declines in long-term interest rates. During the first quarter of 1996, however, the economy's growth began to accelerate, reigniting concerns of inflation. In response, long-term municipal yields rose sharply. In the second and third quarters of 1996, conflicting economic reports, suggesting weakness in some areas and vigor in others, caused long-term interest rates to fluctuate as market participants were unable to form a consensus with respect to the direction of the economy. As the Fund's year end approached, economic data once again began to show more consistent evidence of moderate economic growth and stable levels of inflation. This evidence, combined with the Federal Reserve Board's decision at its September 24 meeting to hold monetary policy steady, helped stabilize the bond market. By October 31, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, stood at 5.70%, slightly lower than 5.76% a year ago.

WHAT MARKET FACTORS INFLUENCED THE FUND OVER THE PAST 12 MONTHS?
All sectors of the fixed-income market experienced fluctuating yields in the past 12 months. The municipal market, however, significantly outperformed the US Treasury market. The relative stability of the municipal market can be attributed principally to a slowdown in supply, as well as to an easing of tax reform concerns. Although the volume of new municipal issues modestly increased in 1996 over the 1995 levels, when bond calls and redemptions were taken into account, the result was a net decline in municipal supply. This supply imbalance forced investors to compete for a limited number of bonds, which pushed up prices. Further, tax reform in 1995, particularly flat tax proposals, created a great deal of confusion in the municipal marketplace. Investors demanded higher yields from municipal bonds to compensate for the uncertainty surrounding the tax reform issue. This year, however, tax reform was not a major focus of the presidential race, and investors were more comfortable purchasing municipal securities. This enabled yield spreads between municipal and taxable bonds to return to more normal levels.

WHAT WAS YOUR INVESTMENT STRATEGY?
We believe that the economy is expanding at an acceptable rate of growth and that inflation remains in check. Therefore, we have been comfortable purchasing high quality, long-term, current coupon bonds.

  Long-term municipal yields have been considerably higher than shorter-term municipal yields throughout the past 12 months. However, by remaining in the long end of the municipal market, Seligman Quality Municipal Fund was more susceptible to changes in interest rates. To protect the net asset value of the Fund during periods of rising interest rates, new purchases were concentrated in current coupon bonds. Current coupon bonds are less vulnerable to rising interest rates than discount or zero coupon bonds.

2
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WHAT IS YOUR OUTLOOK?
We remain optimistic regarding the long-term prospects for the municipal bond market. Recent economic releases have provided further evidence of a moderating economy and a stable rate of inflation. This should encourage a continuation of the decline in long-term yields, which bodes well for the performance of Seligman Quality Municipal Fund. Overall, 1996 has been a positive year for your Fund, and we look forward to meeting the challenges of the year to come.

  As always, our team takes a long-term, conservative approach to managing your Fund. We believe municipal bond funds will continue to play an important role in helping investors meet their long-term financial goals, and we remain committed to maintaining a diversified portfolio of quality municipal bonds, while providing our Stockholders with competitive yields.

                                                                               3
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INVESTMENT RESULTS PER COMMON SHARE
--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1996

                                                            AVERAGE ANNUAL
                                                      --------------------------
                                                                         SINCE
                                        THREE          ONE             INCEPTION
                                       MONTHS         YEAR             11/29/91
                                       ------         ----             ---------

         Market Price                  5.37%          12.62%            6.21%

         Net Asset Value               3.31            6.77             9.01


PRICE PER SHARE

                           OCTOBER 31, 1996  JULY 31, 1996  APRIL 30, 1996  JANUARY 31, 1996  OCTOBER 31, 1995
                           ----------------  -------------  --------------  ----------------  ----------------

         MARKET PRICE            $14.25          $13.75         $13.25           $14.375          $13.625

         NET ASSET VALUE          15.18           14.94          14.80            15.62            15.31


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED OCTOBER 31, 1996
                                                              CAPITAL GAIN
                                                         -----------------------
                                DIVIDENDS PAID**         REALIZED    UNREALIZED+
                               -----------------         --------    ----------

                                    $0.9384               $0.154        $1.451

ANNUAL DISTRIBUTION RATE
The annual distribution rate based on current market price at October 31, was 6.59%, which is equivalent to a taxable yield of 10.70% based on the maximum federal tax rate of 39.6%.

* These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are reinvested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

**Preferred Stockholders were paid dividends at annual rates ranging from 3.30% to 4.95%. The Fund's net investment income in excess of the preferred dividend requirements constitutes dividend income for Common Stockholders. A small portion of dividends paid to Common Stockholders is taxable as ordinary income.

 +Represents the per share amount of net unrealized appreciation of portfolio securities as of October 31, 1996.

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4
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

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PORTFOLIO OF INVESTMENTS                                                                            October 31, 1996
--------------------------------------------------------------------------------------------------------------------
             PERCENT OF NET
               INVESTMENT    FACE                                                          RATINGS
STATE            ASSETS     AMOUNT                   MUNICIPAL BONDS                    MOODY'S/S&P+    MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
ALASKA             3.2    $1,400,000   Alaska Housing Finance Corporation (Collateralized
                                        Mortgage Obligation), 7.05% due 6/1/2025 .......   Aaa/AAA     $  1,478,820
                           1,850,000   Alaska Housing Finance Corporation (Collateralized
                                        Veterans' Mortgage Program), 6 1/2%
                                        due 6/1/2034 ...................................   Aaa/AAA        1,883,429
CALIFORNIA         7.9     2,750,000   San Joaquin Hills Transportation Corridor Agency
                                         Rev. (Senior Lien Toll Road), 6 3/4%
                                         due 1/1/2032 ..................................     NR/NR        2,879,525
                           5,000,000   University of California Regents Rev. (Multiple
                                        Purpose Project), 6 3/8% due 9/1/2024 ..........   Aaa/AAA        5,339,950
FLORIDA            3.2     3,000,000   Miami Health Facilities Authority Rev. (Mercy
                                        Hospital Project), 6 3/4% due 8/1/2020 .........   Aaa/AAA        3,338,190
GEORGIA            3.0     3,000,000   Atlanta Airport Facilities Rev., 6 1/4%
                                        due 1/1/2021* ..................................   Aaa/AAA        3,090,780
HAWAII             1.8     1,750,000   Hawaii State Airports System Rev., 7%
                                        due 7/1/2020* ..................................   Aaa/AAA        1,907,185
ILLINOIS           6.4     3,000,000   Cook County GOs, 6 3/4% due 11/1/2018 ...........   Aaa/AAA        3,344,400
                           3,000,000   Regional Transportation Authority GOs,
                                        6.70% due 11/1/2011 ............................   Aaa/AAA        3,275,640
KANSAS             3.2     3,000,000   Burlington Pollution Control Rev. (Kansas Gas and
                                        Electric Company Project), 7% due 6/1/2031 .....   Aaa/AAA        3,306,330
LOUISIANA          3.1     1,000,000   Louisiana Public Facilities Authority Hospital Rev.
                                        (Southern Baptist Hospitals Inc. Project),
                                        8% due 5/15/2012 ...............................   NR/AAA         1,173,120
                           2,000,000   Louisiana Public Facilities Authority Hospital
                                        Rev. (Our Lady of Lourdes Regional Medical
                                        Center Project), 6.45% due 2/1/2022 ............  Aaa/AAA         2,112,220
MASSACHUSETTS      7.2     4,000,000   Massachusetts Health & Educational Facilities
                                        Authority Rev. (New England Medical Center),
                                        6 5/8% due 7/1/2025 ............................   Aaa/AAA        4,334,040
                           3,000,000   Massachusetts Housing Finance Agency Rev.
                                        (Residential Development), 6 7/8%
                                        due 11/15/2021 .................................   Aaa/AAA        3,149,820
MICHIGAN           4.9     5,000,000   Michigan State Strategic Fund Pollution Control Rev.
                                        (General Motors Corp.), 6.20% due 9/1/2020 .....    A3/A-         5,103,050
MONTANA            5.5     2,220,000   Forsyth Pollution Control Rev. (Puget Sound
                                        Power & Light Co.), 7 1/4% due 8/1/2021* .......   Aaa/AAA        2,467,752
                           1,620,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 ............................   Aaa/AAA        1,794,037
                             845,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 ............................   Aaa/AAA          925,824
`                            535,000   Montana State Board of Investments Payroll Tax
                                        Rev. (Workers' Compensation Program),
                                        6 7/8% due 6/1/2020 ............................   Aaa/AAA          585,889


                                                                                                                  5

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

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PORTFOLIO OF INVESTMENTS (continued)                                                                October 31, 1996
--------------------------------------------------------------------------------------------------------------------
             PERCENT OF NET
               INVESTMENT    FACE                                                          RATINGS
STATE            ASSETS     AMOUNT                   MUNICIPAL BONDS                    MOODY'S/S&P+    MARKET VALUE
--------------------------------------------------------------------------------------------------------------------
NEW YORK          11.7    $3,000,000   Metropolitan Transportation Authority Rev.
                                        (Commuter Facilities), 6.10% due 7/1/2026 ......   Aaa/AAA     $  3,111,330
                           2,000,000   Metropolitan Transportation Authority Rev.,
                                        (Transit Facilities), 6.10% due 7/1/2026 .......   Aaa/AAA        2,074,220
                           3,500,000   New York State Thruway Authority Rev.,
                                        6% due 1/1/2025 ................................   Aaa/AAA        3,590,720
                           3,000,000   New York State Local Government Assistance
                                        Corporation, 7% due 4/1/2021 ...................   Aaa/AAA        3,355,500
PENNSYLVANIA       9.5     2,500,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6.80% due 1/1/2010* ....   Aaa/AAA        2,706,650
                           2,000,000   Allegheny County Airport Rev. (Greater Pittsburgh
                                        International Airport), 6 5/8% due 1/1/2022* ...   Aaa/AAA        2,120,660
                           5,000,000   Philadelphia Airport Rev., 6.10% due 6/15/2025* .   Aaa/AAA        5,085,600
SOUTH CAROLINA     8.6     4,000,000   South Carolina Public Service Authority Rev.
                                        (Santee Cooper), 6.10% due 7/1/2027 ............   Aaa/AAA        4,107,880
                           4,500,000   South Carolina State Ports Authority Rev.,
                                        6 3/4% due 7/1/2021* ...........................   Aaa/AAA        4,832,865
TEXAS              4.9     3,000,000   Houston Water and Sewer System Rev., 61/2% due
                                        12/1/2021 ......................................   Aaa/AAA        3,251,970
                           1,805,000   Texas State Veterans' Housing Assistance GOs,
                                        6.80% due 12/1/2023* ...........................    Aa/AA         1,867,832
VIRGINIA           3.6     3,500,000   Virginia Housing Development Authority (Multi-
                                        family Housing), 7% due 11/1/2012 ..............   Aa1/AA+        3,715,425
WASHINGTON         5.1       860,000   Douglas County Public Utilities District #1
                                        Hydroelectric Rev., 7.80% due 9/1/2018* ........    A/A+            942,655
                           1,000,000   Municipality of Metropolitan Seattle Sewer Rev.,
                                        6.60% due 1/1/2032 .............................   Aaa/AAA        1,077,270
                           3,000,000   Washington Public Power Supply System Rev.
                                        (Nuclear Project #1), 7% due 7/1/2011 ..........   Aaa/AAA        3,314,520
WISCONSIN          4.1     4,000,000   Wisconsin Housing & Economic Development
                                        Authority Housing Rev., 6.85% due 11/1/2012 ....   Aaa/AAA        4,223,840
                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $94,134,190)-- 96.9%..................................................      100,868,938
SHORT-TERM HOLDINGS (Cost $1,100,000)-- 1.1%......................................................        1,100,000
OTHER ASSETS LESS LIABILITIES-- 2.0%..............................................................        2,099,408
                                                                                                       ------------
NET INVESTMENT ASSETS-- 100.0%....................................................................     $104,068,346
                                                                                                       ============

----------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+ Ratings have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

6
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

------------------------------------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES                                                         October 31, 1996
ASSETS:
Investments at value:
   Long-term holdings (cost $94,134,190) ..................................   $ 100,868,938
   Short-term holdings (cost $1,100,000) ..................................       1,100,000    $ 101,968,938
                                                                                               -------------
Cash ......................................................................                           32,300
Interest receivable .......................................................                        2,222,353
Expenses prepaid to stockholder service agent .............................                           18,635
Deferred organizational expenses ..........................................                            1,490
Other .....................................................................                           10,024
                                                                                               -------------
TOTAL ASSETS ..............................................................                      104,253,740
                                                                                               -------------
LIABILITIES:
Accrued expenses, taxes, and other ........................................                          185,394
                                                                                               -------------
NET INVESTMENT ASSETS .....................................................                      104,068,346
Preferred Stock ...........................................................                       33,600,000
                                                                                               -------------
NET ASSETS FOR COMMON STOCK ...............................................                    $  70,468,346
                                                                                               =============
NET ASSETS PER SHARE OF COMMON STOCK (Market value $14.25) ................                           $15.18
                                                                                                      ======
COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series TH, $.01 par value, liquidation preference and asset coverage per share--$50,000 and $154,864, respectively; Shares
   authorized and outstanding--1,000 and 672, respectively ................                    $  33,600,000
Common Stock, $.01 par value:  Shares authorized--49,999,000; issued
   and outstanding--4,642,879 .............................................                           46,429
Additional paid-in capital ................................................                       62,985,381
Accumulated net investment loss ...........................................                          (14,644)
Undistributed net realized gain ...........................................                          716,432
Net unrealized appreciation of investments ................................                        6,734,748
                                                                                               -------------
NET INVESTMENT ASSETS .....................................................                    $ 104,068,346
                                                                                               =============
------------------
See Notes to Financial Statements.
                                                                                                           7

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

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STATEMENT OF OPERATIONS                           For the Year Ended October 31, 1996

INVESTMENT INCOME:
Interest ..............................................                   $ 6,323,994
EXPENSES:
Management fee ........................................   $   674,633
Stockholder account and registrar services ............       118,352
Auction agent fee .....................................        85,478
Auditing and legal fees ...............................        76,362
Stockholder reports and communications ................        43,317
Custody and related services ..........................        32,333
Stockholders' meeting .................................        24,614
Amortization of organizational expenses ...............        17,849
Directors' fees and expenses ..........................        11,734
Miscellaneous .........................................        70,206
                                                          -----------
TOTAL EXPENSES ........................................                     1,154,878
                                                                          -----------
NET INVESTMENT INCOME .................................                     5,169,116*
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................       716,096
Net change in unrealized appreciation of investments ..      (415,682)
                                                          -----------
NET GAIN ON INVESTMENTS ...............................                       300,414
                                                                          -----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS .....                   $ 5,469,530
                                                                          ===========

-----------------
* Net investment income available for Common Stock is $3,929,740, which is net of Preferred Stock dividends.

See Notes to Financial Statements.

8
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STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                                      YEAR ENDED OCTOBER 31,
                                                                               -------------------------------------
                                                                                     1996                1995
                                                                               ----------------    ----------------
OPERATIONS:
Net investment income........................................................   $   5,169,116       $   5,249,073
Net realized gain on investments.............................................         716,096             477,370
Net change in unrealized appreciation/depreciation of investments............        (415,682)          7,461,108
                                                                                 ------------        ------------
Increase in net investment assets from operations............................       5,469,530          13,187,551
                                                                                 ------------        ------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series TH (per share: $1,844.31 and $2,011.51)...........      (1,239,376)         (1,351,735)
   Common Stock (per share: $.8951 and $.9384)...............................      (4,151,518)         (4,352,107)
                                                                                 ------------        ------------
   Total.....................................................................      (5,390,894)         (5,703,842)
Dividends in excess of net investment income (per share: $.0433).............        (200,782)                 --
Net realized gain on investments:
   Common Stock (per share: $.103 and $.067).................................        (477,034)           (310,666)
                                                                                 ------------        ------------
Decrease in net investment assets from distributions.........................      (6,068,710)         (6,014,508)
                                                                                 ------------        ------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (74,829 and 83,797 shares)................................................       1,046,819           1,105,465
Value of shares of Common Stock issued in payment of gain
   distribution (6,982 and 3,774 shares).....................................          99,912              46,458
Cost of shares purchased for investment plan
   (82,300 and 87,900 shares)................................................      (1,162,776)         (1,147,174)
                                                                                 ------------        ------------
Increase (decrease) in net investment assets from capital share transactions.         (16,045)              4,749
                                                                                 ------------        ------------
Increase (decrease) in net investment assets.................................        (615,225)          7,177,792

NET INVESTMENT ASSETS:
Beginning of year............................................................     104,683,571          97,505,779
                                                                                 ------------        ------------
END OF YEAR (INCLUDING ACCUMULATED NET INVESTMENT
   LOSS AND UNDISTRIBUTED NET INVESTMENT INCOME
   OF $(14,644) AND $145,195, RESPECTIVELY)..................................    $104,068,346        $104,683,571
                                                                                 ============        ============
---------------
See Notes to Financial Statements.

                                                                                                                9
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NOTES TO FINANCIAL STATEMENTS

1. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. All tax-exempt securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Deferred organizational expenses incurred by the Fund in connection with its initial offering are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Fund.

e. Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gain may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1996, amounted to $14,181,750 and $14,832,750, respectively.

   At October 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $6,734,768 and $20, respectively.

3. Under the Fund's Charter, dividends or other distributions on the Common
Stock cannot be declared unless the Fund can satisfy the requirements of two separate asset maintenance tests after giving effect to such distributions.

   The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended October 31, 1996, 82,300 shares were purchased in the open market at a cost of $1,162,776, which represented a weighted average discount of 6.89% from the net asset value of those acquired shares. A total of 81,811 shares were issued to Plan participants during this period for proceeds of $1,146,731, a discount of 7.53% from the net asset value of those shares.

4. The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value
$.01 per share, all of which were initially classified as Common Stock. The
Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 1,000 shares of unissued Common Stock as Preferred Stock.

   The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $50,000 per share plus any accumulated but unpaid dividends if certain requirements relating to the composition of the assets and liabilities of the

10

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund as set forth in its Charter are not satisfied. Liquidation preference of the Preferred Stock is $50,000 per share plus accumulated and unpaid dividends.

   Dividends on Preferred Shares are cumulative at a rate established at the initial public offering and are typically reset every seven days based on the rate per annum or such other period as determined by the Fund that results from an auction.

   The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.65% per annum of the Fund's average daily net assets.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $84,621 for stockholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

   Fees of $16,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the de-ferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at October 31, 1996, of $14,644 is included in other liabilities. Deferred fees and related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

6. Following is a summary of unaudited quarterly results of operations, in thousands of dollars except for per share amounts:


                                                                 FOR QUARTERS ENDED IN THE YEAR 1996
                                                        ---------------------------------------------------
                                                        JANUARY 31      APRIL 30      JULY 31   OCTOBER 31
                                                        -----------     --------      -------   -----------
Total investment income ...............................   $1,590         $1,563       $1,587      $1,584
Income for Common Stock ...............................     $946         $1,018         $992        $974
   Per Common Share ...................................     $.20           $.22         $.22        $.21
Net realized and unrealized investment gain (loss) ....   $2,069        $(3,723)        $721      $1,233
   Per Common Share ...................................     $.44          $(.80)        $.15        $.27

                                                                 FOR QUARTERS ENDED IN THE YEAR 1995
                                                        ---------------------------------------------------
                                                        JANUARY 31      APRIL 30      JULY 31   OCTOBER 31
                                                        -----------     --------      -------   -----------
Total investment income ...............................   $1,609         $1,563       $1,590      $1,584
Income for Common Stock ...............................   $1,018           $940         $961        $978
   Per Common Share ...................................     $.22           $.20         $.21        $.21
Net realized and unrealized investment gain ...........   $2,309         $2,339       $1,515      $1,775
   Per Common Share ...................................     $.50           $.51         $.33        $.38

                                                                              11

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the Fund's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount.

   The total investment return based on market value measures the Fund's performance assuming investors purchased Fund shares at market value as of the beginning of the period, reinvested dividends and capital gains paid as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value per share on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. The total investment return based on net asset value is similarly computed except that the Fund's net asset value is substituted for the corresponding market value. The total returns for the period of less than one year are not annualized.

   The ratios of expenses to average net assets and net investment income to average net assets for all periods presented do not reflect the effect of dividends paid to Preferred Stockholders.



                                                             YEAR ENDED OCTOBER 31,                         11/29/91*
                                              ----------------------------------------------------             TO
PER SHARE OPERATING PERFORMANCE:               1996            1995            1994           1993          10/31/92
                                               ----            ----            ----           ----          --------
Net asset value, beginning of
   period .................................   $15.31          $13.76          $16.49         $14.05          $14.06
                                              ------         --------         ------         ------          -------
Net investment income** ...................     1.12            1.13            1.13           1.13            0.96
Net realized and unrealized
   investment gain (loss) .................     0.06            1.72           (2.45)          2.46            0.29
                                              ------         --------         ------         ------          -------
Increase (decrease) from investment
   operations .............................     1.18            2.85           (1.32)          3.59            1.25
Dividends paid from net investment
   income on Preferred Stock ..............    (0.27)          (0.29)          (0.20)         (0.19)          (0.14)
Dividends paid from net investment
   income on Common Stock .................    (0.90)          (0.94)          (0.94)         (0.94)          (0.70)
Dividends in excess of net investment
   income paid on Common Stock ............    (0.04)           --              --             --              --
Distribution from net realized gain .......    (0.10)          (0.07)          (0.27)         (0.02)           --
Offering costs of Common Stock ............     --              --              --             --             (0.21)
Offering costs of Preferred Stock .........     --              --              --             --             (0.08)
Preferred Stock underwriting discount .....     --              --              --             --             (0.13)
                                              ------         --------         ------         ------          -------
Net increase (decrease) in net asset
   value ..................................    (0.13)           1.55           (2.73)          2.44           (0.01)
                                              ------         --------         ------         ------          -------
Net asset value, end of period ............   $15.18          $15.31          $13.76         $16.49          $14.05
                                              ======          =======         ======         ======          =======
Market value, end of period ...............   $14.25          $13.625         $11.50         $15.75          $14.125
                                              ======          =======         ======         ======          =======
----------------
See page 13 for footnotes.

--------------------------------------------------------------------------------


                                                                YEAR ENDED OCTOBER 31,                     11/29/91*
                                                ----------------------------------------------------          TO
TOTAL INVESTMENT RETURN FOR PERIOD:               1996          1995            1994           1993        10/31/92
                                                  -----         -----           -----          -----       ---------
Based upon market value ....................    12.62%         27.87%         (20.50)%        18.79%        (1.90)%
Based upon net asset value .................     6.77%         20.09%          (9.15)%        25.03%          5.01%
RATIOS/SUPPLEMENTAL DATA:**
Expenses to average net assets .............     1.11%          1.08%           1.11%          1.17%         0.94%+
Net investment income to average
   net assets ..............................     4.98%          5.19%           5.06%          4.96%         6.17%+
Portfolio turnover rate ....................    14.05%          8.63%          12.36%         10.69%         9.33%
Net investment assets, end of period
   (000s omitted):
   For Common Stock ........................   $ 70,468       $ 71,084         $63,906       $ 76,588       $65,262
   For Preferred Stock .....................     33,600         33,600          33,600         33,600        33,600
                                               --------       --------         -------       --------       -------
Total net investment assets ................   $104,068       $104,684         $97,506       $110,188       $98,862
                                               ========       ========         =======       ========       =======

-------------------
 *   Commencement of operations.
** During the period November 29, 1991, to October 31, 1992, had the Manager, at its discretion, not waived a portion of its fee, the per share net investment income would have been $0.94. The annualized ratios of expenses to average net assets and net investment income to average net assets would have been 1.11% and 6.00%, respectively.
 +   Annualized.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders,
Seligman Quality Municipal Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Quality Municipal Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Quality Municipal Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
December 2, 1996

--------------------------------------------------------------------------------

DIVIDEND INVESTMENT PLAN

The Dividend Investment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional shares of Common Stock with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to Seligman Data Corp. ("Seligman Data"), 100 Park Avenue, New York, NY 10017. Under the Plan, Stockholders appoint the Fund as Plan Agent to invest dividends in additional shares. Shares will be acquired by the Fund for Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued shares of Common Stock if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Stockholder will be determined by dividing such amount by the per share market price.

   Purchases will be made by the Fund from time to time on the New York Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Fund are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Fund will continue to purchase shares until all investments by Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the shares of Common Stock is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued shares of Common Stock. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Fund's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any shares of Common Stock purchased in the open market plus the cost of any shares issued by the Fund. For the year ended October 31, 1996, the Fund purchased 82,300 shares in the open market for dividend and gain investment purposes.

   Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares

--------------------------------------------------------------------------------
certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

   A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name and address as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by Seligman Data on or before such record date.

   Seligman Data will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

   The Fund seeks to pay dividends that are exempt from regular federal income taxes; however, to the extent that any dividends or distributions do not qualify as exempt from regular federal income taxes or are subject to state income taxes, the automatic investment of dividends will not relieve participants of any income taxes that may be payable (or required to be withheld) on such dividends. Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to Seligman Data Corp.

   The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during the year ended October 31, 1996.

--------------------------------------------------------------------------------

PROXY RESULTS

Seligman Quality Municipal Fund Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 16, 1996, in San Francisco, CA. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:
                                    FOR          AGAINST
                                 ---------      ---------
   John E. Merow                 4,288,005       43,425
   James C. Pitney               4,285,255       46,175
   Brian T. Zino                 4,288,005       43,425

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS:

                                    FOR           AGAINST        ABSTAIN
                                 ---------       ---------      ---------
                                 4,260,750        26,111         44,569

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

FRED E. BROWN
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, USLIFE Corporation

ALICE S. ILCHMAN 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
Director or Trustee,
  Various Organizations

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3
Partner, Pitney, Hardin, Kipp &Szuch, Law Firm
Director, Public Service Enterprise Group

JAMES Q. RIORDAN 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones &Co., Inc.
Director, Public Broadcasting Service

RONALD T. SCHROEDER 1
Managing Director,
   J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
Director or Trustee,
  Various Organizations

JAMES N. WHITSON 2
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
President and Managing Director,
   J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

-------------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

WILLIAM C. MORRIS
Chairman

THOMAS G. MOLES
President

EILEEN A. COMERFORD
Vice President

AUDREY G. KUCHTYAK
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary

--------------------------------------------------------------------------------
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan &Cromwell

INDEPENDENT AUDITORS
Deloitte &Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 622-4597    24-Hour Automated Telephone Access Service
(800) 874-1092    Stockholder Services